SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                Amendment No. __


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               KOREA CAPITAL TRUST
                               -------------------
                [Name of Registrant as Specified in its Charter]

               --------------------------------------------------
               [Name of Person(s) Filing Proxy Statement if other
                                than Registrant]

Payment of Filing Fee (Check the appropriate box):

[ ]     $125 per Exchange  Act Rules 0-11(c)(1)(ii), 14a-6(I)(1), 14a-6(I)(2) or
        Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

        (1)     Title of each class of securities to which transaction  applies:
                ________________________________________________________________

        (2)     Aggregate  number  of  securities to  which transaction applies:
                ________________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_____________________________

        (4)     Proposed maximum aggregate value of transaction:________________

        (5)     Total fee paid:_________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount previously paid:__________________________________________

        (2)    Form, Schedule or Registration Statement No._____________________

        (3)    Filing Party:____________________________________________________

        (4)    Date Filed:______________________________________________________

                               KOREA CAPITAL TRUST

                          PROXY SOLICITED BY MANAGEMENT
                          -----------------------------

         The undersigned hereby appoints Indong Oh and Jai Young Sohn as proxies of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders of Korea Capital Fund (the "Fund"), a series of Korea Capital Trust, to be held on November 29, 1996 at 1:00 p.m. P.S.T., and any adjournment thereof, all the shares of the Fund standing in the name of the undersigned as follows:

         (1)     For [ ]           Against [ ]      Abstain [ ]

                 With respect to the retroactive approval of the new Advisory/Administration Agreement with Daehan Securities, Inc., as more fully described in the proxy statement (the Board of Trustees recommend a vote FOR);

         (2)     For [ ]           Against [ ]      Abstain [ ]

                 With respect to approval of the new Advisory/Administration Agreement with Daehan Securities, Inc., as more fully described in the proxy statement (the Board of Trustees recommend a vote
                 FOR);

         (3)     Election of Trustees
                 [ ]      For All Nominees                  [ ]    Withhold
                          Listed Below (ex-                        Authority To
                          cept as marked to                        Vote For All
                          the contrary)                            Nominees
                                                                   Listed Below
                          Nominees:         Indong Oh
                                            Hyung Joo Park
                                            Chung Soo Han
                                            James H. Yu

                 (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                 ____________________________

         (4)     For [ ]           Against [ ]      Abstain [ ]

                 With respect to ratification of the selection of Ernst & Young LLP as auditors of the Fund for the fiscal year ending August 31, 1997 (the Board of Trustees recommends a vote FOR);

         (5)     For [ ]           Against [ ]      Abstain [ ]

                 In their discretion on all other business that may properly come before the meeting and any adjournment thereof.

                 This proxy will be voted as specified. If no specification is made and/or other matters, this proxy will be vote FOR the adoption of Proposals 1 and 4, and FOR the election of the four nominated trustees, and on other matters as said proxies may determine.

Dated: November 5, 1996

                           _____________________________(L.S.)

                           _____________________________(L.S.)
                           Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, executor, administrator, trustee or guardian, please give us full name and capacity in which signing.

                               KOREA CAPITAL TRUST
                        3360 W. Olympic Blvd., Suite 201
                          Los Angeles, California 90019

                    Notice of Special Meeting of Shareholders
                         Meeting Date: November 29, 1996

To the Shareholders:

                 A Special Meeting of Shareholders of Korea Capital Fund (the "Fund"), a series of Korea Capital Trust (the "Trust"), will be held on November 29, 1996 at 1:00 P.M. at the offices of the Trust located at 3360 W. Olympic Blvd., Suite 201, Los Angeles, California 90019, for the following purposes:

         1. To retroactively approve a new Advisory/Administration Agreement between the Trust and Daehan Securities, Inc. ("Daehan") with respect to the Fund, effective January 3, 1994 , as more fully described in the proxy statement;

         2. To approve a new Advisory/Administration Agreement between the Trust and Daehan to be effective on the date of special meeting of shareholders;

         3.      To elect Trustees of the Fund;

         4. To ratify the selection of Ernst & Young LLP as auditors of the Fund for the fiscal year ending August 31, 1996; and

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.


         THE TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF ALL PROPOSALS.

                 Shareholders of record at the close of business on August 30, 1996 are entitled to vote at the meeting or any adjournment thereof. It is important that you return your signed proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.


                              By Order of the Board of Trustees
                              Jai Young Son
                              Secretary
                              November 5, 1996


                 Your vote is important! Please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the accompanying postage prepaid envelope. If you sign, date and return the proxy but give no voting instructions, your shares will be voted to authorize the election of all of the nominees named in the proxy statement and in favor of all other proposals noticed above.

                               KOREA CAPITAL TRUST
                        3360 W. Olympic Blvd., Suite 201
                          Los Angeles, California 90019

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                                November 29, 1996


                 This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Korea Capital Fund (the "Fund"), a series of Korea Capital Trust (the "Trust"), of proxies to be voted at a Special Meeting of Shareholders (the "Meeting") to be held on November 29, 1996, and any adjournment thereof. The purposes of the meeting are set forth in the accompanying Notice of Special Meeting of Shareholders dated November 5, 1996.

                 This proxy solicitation will be made primarily by mailing this proxy statement and the accompanying proxy card to shareholders on August 31, 1996. Supplementary solicitations may be made by telephone or telegram or by personal interview. Officers and Trustees of the Trust and Daehan Securities, Inc. ("Daehan") who participate in such solicitations will receive no compensation for their services other than their regular salaries, if any. The expenses of preparing and mailing this proxy statement and its enclosures and all other solicitation expenses will be paid by Daehan. Daehan may also solicit proxies at its own expense, and will reimburse brokerage firms, banks and other custodians and fiduciaries for their expenses in forwarding solicitation materials to the beneficial owners of shares.

                 The Trust will furnish without charge a copy of the Fund's most recent annual report and semi-annual report to any shareholder upon request. Such request may be made by calling the Trust during business hours at 1-213-734-5000, or by writing to the Trust at the address set forth above.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

                 The Board of Trustees has fixed the close of business on August 30, 1996 as the record date for the Meeting and any adjournments thereof. As of August 30, 1996, there were 1,052,078 shares of the Fund issued and outstanding. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. Each such shareholder is entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held on the record date.

                 The holders of 40% of the outstanding shares of the Fund must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of any business. If a quorum is present at the Meeting but sufficient votes to approve one or more of the items on the agenda are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those items. In so doing, the persons named as proxies will attempt to determine if an adjournment and additional shareholder solicitation are reasonable and in the best interest of shareholders, and will vote for or against adjournment accordingly. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting or represented by proxy. If the adjournment is for more than 120 days from August 30, 1996, the Board of Trustees will set a new record date for the Meeting.

                 If the enclosed proxy card is executed properly and returned in time to be voted at the Meeting, and is not revoked, the shares represented thereby will be voted according to the instructions marked on the card. The persons voted as proxies will use their best judgment in voting in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof. A shareholder giving a proxy may revoke it at any time before it is exercised by giving written notice of its revocation to the Secretary of the Trust at the address indicated on the Notice of Special Meeting, by executing and delivering to the Trust another proxy dated subsequent to the proxy to be revoked, or by attending the Meeting and voting in person.

                 Abstentions and broker "non-votes" (proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining the shares present at the Meeting. Abstentions and broker non-votes will therefore have the effect of a "no" vote for purposes of obtaining the requisite approvals of the proposals before the Meeting.

                                   PROPOSAL 1
                          RETROACTIVE APPROVAL OF A NEW
                        ADVISORY/ADMINISTRATION AGREEMENT


                 At the Meeting, the shareholders will be asked to approve a new Advisory/ Administration Agreement (the "New Advisory/Administration Agreement") between the Trust and Daehan Securities, Inc. ("Daehan") with respect to the Fund, effective retroactively as of January 3, 1994. A copy of the New Advisory/Administration Agreement is set forth as Exhibit A to this Proxy Statement. The material provisions of the New Advisory/Administration Agreement are the same as those of the Trust's current Advisory and Administration Agreement with respect to the Fund dated September 11, 1992 (the "Current Advisory/Administration Agreement").

                 Daehan has provided investment advice and supervisory management services to the Fund since its inception, pursuant to the Current Advisory/Administration Agreement. The Current Advisory/Administration Agreement was last approved by the Board of Trustees of the Fund on June 13, 1996 and was last approved by the shareholders of the Fund on September 1, 1992.

                 On January 3, 1994, Indong Oh, the principal shareholder of Daehan, sold all of the shares of Daehan's common stock held by him to Han Huskey and Tong S. Suhr. As such shares comprised 97.9% of the outstanding shares of Daehan, this change of control of Daehan constituted an "assignment" of the Current Advisory/Administration Agreement, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), and resulted in the termination of the Current Advisory/Administration Agreement. Neither Dr. Oh nor the two individual purchasers were aware of the impact of the sale on the Current Advisory/Administration Agreement, and the Board of Trustees did not become aware of the transfer of such shares and its impact on the Current Advisory /Administration Agreement until May 1996. In order to ensure that Daehan is and will be deemed to have been at all times providing services to the Fund under an appropriate written agreement, shareholders are now being asked to approve the New Advisory/Administration Agreement with Daehan, effective as of January 3, 1994.

                 Pursuant to the New Advisory/Administration Agreement, Daehan will continue to provide the sames services to the Fund as it has provided under the Current Advisory/Administration Agreement. These services consist of reviewing investment decisions of Korea Investment Management Ltd. ("KIM"), the Fund's investment manager, and consulting with KIM; providing investment research regarding U.S. companies and recommending securities of U.S. issuers to KIM for purchase by the Fund; reviewing and overseeing the operations of Investment Company Administration Corporation, the sub-administrator of the Fund; furnishing corporate officers and clerical staff; providing office space, services and equipment to the Fund; and supervising all matters related to the Fund's operation.

                 The Fund will continue to pay all of its other expenses, including commissions, interest, taxes, legal and accounting fees, fees of custodians, transfer agents, registrars and dividend disbursing agents, registration and filing fees, the cost of stock certificates, costs in connection with annual or special meetings of shareholders, including the preparation and distribution of proxy soliciting materials, fees and expenses of Fund directors who are not "interested persons" of the Fund, office space, office furnishings, office supplies and office equipment, including telephone service, insurance premiums, printing costs (which do include the costs of printed material sent to persons who are not shareholders), travel expenses, salaries and related compensation of all non-officer employees, postage, association dues and extraordinary and non-recurring expenses.

                 Daehan and the Investment Manager have agreed that they will limit the Fund's operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) to 2.40% of the Fund's average annual net assets. In addition, Daehan and the Investment Manager will continue to be obligated to reimburse the Fund if Fund expenses exceed those expenses set forth in any statutory or regulatory formula prescribed by any state in which Fund shares are registered at such time.

                 Like the Current Advisory/Administration Agreement, the New Advisory/ Administration Agreement will provide that neither Daehan nor any of its officers, directors or employees will be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which the New Advisory/Administration Agreement relates, except for losses resulting from Daehan's willful misfeasance, bad faith or gross negligence in the performance of its duties on behalf of the Fund or from its reckless disregard of its duties under the New Advisory/Administration Agreement.

                 For its services,  Daehan will continue to be  compensated at a rate of 0.30% of the value of the Fund's average daily net assets, payable monthly. The rate of compensation will continue to remain constant whether or not there are fluctuations in the Fund's net assets. Such annual rate is the same as the rate received under the Current Advisory/Administration Agreement and is similar to the rate contracted for by other mutual funds with comparable investment policies. During the period January 3, 1994 through August 31, 1996, Daehan earned fees of $34,753 net of its share of expense reimbursements pursuant to the contract. Of that amount, the Fund has paid $11,152 and, as of August 31, 1996, owed Daehan $3,781 for services pursuant to the contract. No payments have been made to Daehan since May 1996, at which time the Board of Trustees were informed about Daehan's change of ownership. This proposal, if approved, will permit Daehan to retain the amounts paid. If the proposal is not approved, then Daehan has agreed to pay back to the Fund the advisory/administration fees received from January 3, 1994 to August 31, 1996.

Considerations by the Board for Retroactive Approval of the Agreement
---------------------------------------------------------------------

                 The Board of Trustees of the Fund, including all of the Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act, has concluded that it will be in the best interests of the Fund and its shareholders if the New Advisory/Administration Agreement with Daehan is approved, retriactively, as of January 3, 1994. The Board, therefore, recommends shareholder approval of the New Advisory/Administration Agreement, retroactively, as of January 3, 1994.

                 In making this recommendation, the Trustees carefully evaluated the following factors, among others: (1) the fact that, in the judgement of the Board of Trustees, Daehan has provided satisfactory services to the Trust since the inception; (2) the fact that, in the judgement of the Board of Trustees, Daehan knows the shareholders of the Fund better than any other advisor/administrator due to their affiliation to the Trust since inception and, therefore, they are in a better position to properly service the shareholders;
(3) the unique ability that Daehan has to research and monitor both Korean and domestic securities markets; (4) the increased costs and administrative inconvenenience that shareholders would experience if Daehan was replaced with a new advisor/administrator; and (5) the fact in the judgement of the Board of Trustees, Dr. Oh, Daehan, and the purchasers proceeded with the sales transaction in good faith, and that termination of the Current Advisory/Administration Agreement was the inadvertent result of the definition of the term "assignment" in the 1940 Act, the impact of which was not appreciated by Dr. Oh, Daehan, or the purchasers at the time of the transaction.

Recommendation and Required Vote
--------------------------------

                 At the meeting, shareholders of the Fund will vote on the proposed New Advisory/ Administration Agreement to be effective retroactively as of January 3, 1994. The Board of Trustees of the Trust recommends that the shareholders of the Fund approve the New Advisory/Administration Agreement. The affirmative vote of the holders of a majority of the outstanding shares of record of the Fund is required to approve the New Advisory/Administration Agreement. For this purpose, the term "majority" means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE
             FUND APPROVE THE NEW ADVISORY/ADMINISTRATION AGREEMENT.





                                   PROPOSAL 2
                                APPROVAL OF A NEW
                        ADVISORY/ADMINISTRATION AGREEMENT


New Advisory/Administration Agreeement
--------------------------------------

                 Except for different effective and termination dates, the terms of the New Advisory/ Administration Agreement are identical in all respects to the terms of the Current Advisory/ Administration Agreement. A form of the New Advisory/Administration Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Advisory/ Adminstration Agreement is qualified in its entirety by reference to Exhibit A.

                 Pursuant to the New Advisory/Administration Agreement, Daehan will continue to provide the sames services to the Fund as it has provided under the Current Advisory/Administration Agreement. These services consist of reviewing investment decisions of Korea Investment Management Ltd. ("KIM"), the Fund's investment manager, and consulting with KIM; providing investment research regarding U.S. companies and recommending securities of U.S. issuers to KIM for purchase by the Fund; reviewing and overseeing the operations of Investment Company Administration Corporation, the sub-administrator of the Fund; furnishing corporate officers and clerical staff; providing office space, services and equipment to the Fund; and supervising all matters related to the Fund's operation.

                 The Fund will continue to pay all of its other expenses, including commissions, interest, taxes, legal and accounting fees, fees of custodians, transfer agents, registrars and dividend disbursing agents, registration and filing fees, the cost of stock certificates, costs in connection with annual or special meetings of shareholders, including the preparation and distribution of proxy soliciting materials, fees and expenses of Fund directors who are not "interested persons" of the Fund, office space, office furnishings, office supplies and office equipment, including telephone service, insurance premiums, printing costs (which do include the costs of printed material sent to persons who are not shareholders), travel expenses, salaries and related compensation of all non-officer employees, postage, association dues and extraordinary and non-recurring expenses.

                 Daehan and the Investment Manager have agreed that they will limit the Fund's operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) to 2.40% of the Fund's average annual net assets. In addition, Daehan and the Investment Manager will continue to be obligated to reimburse the Fund if Fund expenses exceed those expenses set forth in any statutory or regulatory formula prescribed by any state in which Fund shares are registered at such time.

                 Like the Current Advisory/Administration Agreement, the New Advisory/Administration Agreement will provide that neither Daehan nor any of its officers, directors or employees will be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which the New Advisory/Administration Agreement relates, except for losses resulting from Daehan's willful misfeasance, bad faith or gross negligence in the performance of its duties on behalf of the Fund or from its reckless disregard of its duties under the New Advisory/Administration Agreement.

                 For its services, Daehan will continue to be compensated at a rate of 0.30% of the value of the Fund's average daily net assets, payable monthly. The rate of compensation will continue to remain constant whether or not there are fluctuations in the Fund's net assets. Such annual rate is the same as the rate received under the Current Advisory/Administration Agreement and is similar to the rate contracted for by other mutual funds with comparable investment policies. During the period January 3, 1994 through August 31, 1996, Daehan earned fees of $34,753 net of its share of expense reimbursements pursuant to the contract. Of that amount, the Fund has paid $11,152 and, as of August 31, 1996, owed Daehan $3,781 for services pursuant to the contract.

                 If executed, the New Advisory/Administration Agreement will have an initial term of one year, and will continue thereafter from year to year subject to the annual approval of its renewal by vote of a majority of the Board of Trustees or of a majority of the outstanding voting shares of the Fund, and by vote of a majority of the Trustees who are not parties to the New Advisory/Administration Agreement or "interested persons" of the Fund or Daehan (as that term is defined in the 1940 Act). Like the Current Advisory/Administration Agreement, the New Advisory/Administration Agreement will be terminable at any time on sixty days' notice, without penalty, by vote of the Board of Trustees or of the holders of the majority of the outstanding voting shares of the Fund, and by Daehan on the same notice to the Fund. The New Advisory/Administration Agreement will automatically terminate on assignment (as defined in the 1994 Act).

Information Regarding Daehan
----------------------------

                 Daehan is a Colorado corporation organized in 1991 which is registered as an investment adviser and a broker-dealer. It provides full-service brokerage services primarily to Korean-American individual, institutional and corporate investors.

                 Daehan is controlled by Messrs. Han Huskey and Tong S. Suhr, who own 98% of its outstanding shares.

Daehan's principal executive officers are as follows:

Name                  Address                        Position
----                  -------                        --------
Kim, Yong Soo         2028 Glencore Avenue           President
                      Venice, CA 90291

Son, Jai Young        420 Pilgrim Place              Executive Vice President
                      San Marino, CA 91108

Lee, Young Jin        1115 Huntington Drive, #Z      Vice President
                      South Pasadena, CA 91030

In addition, the following other individuals are officers, directors, employees or shareholders of both the Fund and Daehan: Indong Oh and Jai Young Son.

Consideration of New Agreement by the Board
-------------------------------------------

                 The Board of Trustees of the Fund, including all of the Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act, has concluded that it will be in the best interests of the Fund and its shareholders if the New Advisory/Administration Agreement with Daehan is approved. The Board, therefore, recommends shareholder approval of the New Advisory/Administration Agreement.

                 In making this recommendation, the Trustees carefully evaluated the following factors, among others: (1) the level of the advisory fees currently paid to Daehan will be unchanged under the New Advisory/Administration Agreement; (2) the other terms of the New Advisory/Administration Agreement will be substantially the same as those of the Current Advisory/Administration Agreement; (3) the fact that, in the judgment of the Board of Trustees, Daehan has provided satisfactory services to the Trust, and the change in control of Daehan has not had an adverse impact on such services; and (4) the fact in the judgement of the Board of Trustees, Dr. Oh, Daehan, and the purchasers proceeded with the sales transaction in good faith, and that termination of the Current Advisory/Administration Agreement was the inadvertent result of the definition of the term "assignment" in the 1940 Act, the impact of which was not appreciated by Dr. Oh, Daehan, or the purchasers at the time of the transaction.

Required Vote
-------------

                 The affirmative vote of the holders of a majority of the outstanding shares of record of the Fund is required to approve the New Advisory/Administration Agreement. For this purpose, the term "majority" means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares.

                 If for any reason the New Advisory/Administration Agreement is not approved by the shareholders, the Board of Trustees will determine what action to take, which may include reproposal of the Agreement to the shareholders, retention of a new investment adviser/administrator, action to obtain reimbursement of fees paid to Daehan since the termination of the Current Advisory/Administration Agreement, or dissolution of the Trust.


     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE
             FUND APPROVE THE NEW ADVISORY/ADMINISTRATION AGREEMENT.


                                   PROPOSAL 3
                              ELECTION OF TRUSTEES

                 The Board of Trustees proposes that each of the four nominees listed below be elected to the Board of Trustees, to hold office until the next meeting of shareholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve if elected. If any of the nominees should withdraw or otherwise become unavailable for election for unanticipated reasons, the proxy holders will exercise their voting power in favor of such substitute nominees, if any, as the Board of Trustees may designate. The Trust has no reason to believe that it will be necessary to designate substitute nominees.

                 Dr. Oh, Mr. Park and Mr. Han have served on the Board of Trustees since the inception of the Fund in 1992. Information on the business experience during the past five years of each nominee is set forth below:

                                                       Shares of the
                                                       Fund Owned
                   Principal                           Beneficially as
Name               Occupation                          of August 31, 1996
----               ----------                          ------------------

Indong Oh          Director, Joint                            --
(56 years old)     Implant Orthopedic
                   Surgery, since 1980

Hyung Joo Park     Partner, Park &                            --
(49 years old)     Kirwan, Law Office,
                   since 1980

Chung Soo Han      Executive Officer,                         --
(55 years old)     Korea Investment
                   Trust Corp., since 1985

James H. Yu(1)     President, Cosmo Corp.,                    --
(55 years old)     a Import/Export of Textiles,
                   since 1987

                 As of August 31, 1996, the current Trustees and officers of the Fund as a group owned none of the Fund's outstanding securities.

                 For the year ended August 31, 1996, the Board of Trustees held four meetings, and each of the current Trustees, except Mr. Han, attended at least 75% of such meetings. Mr. Han attended no meetings. Attendance fees of $300 per meeting have been authorized for those Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the investment advisor or the principal underwriter of the Fund. The following table sets forth the compensation paid by the Fund to such Trustees for the fiscal year ended August 31, 1996:

                                 Pension or         Estimated
                  Aggregate      Retirement         Annual
                  Compensation   Benefits Accrued   Total           Compensation
                  from the       as Part of Fund    Benefits Upon   from the
Name              Trust          Expenses           Retirement      Trust
----              -----          --------           ----------      -----
Indong Oh(2)      $ 0            None               None            $ 0

Hyung Joo Park    $ 1,200        None               None            $ 1,200

Chung Soo Han(2)  $ 0            None               None            $ 0




__________________________

         (1)No  compensation  has  been  paid  because  he is a newly  nominated
Trustee.

         (2)Deemed an interested person of the Trust, as defined under the 1940 Act, as he is an officer of Daehan.

Name and Age of Executive Officers of the Fund  Principal Occupation
----------------------------------------------  --------------------

Indong Oh (56 years old)                        Director of Joint Implant
Orthopedic                                      Surgery

Jai Young Son (39 years old)                    Executive Vice President, Daehan


Required Vote
-------------

                 The affirmative vote of the holders of a plurality of the shares voting at the Meeting is required to approve the nominated Trustees.


                                   PROPOSAL 4
                      RATIFICATION OF SELECTION OF AUDITORS

                 Ernst & Young LLP has served as independent accountants to the Fund since 1995. A majority of the Board of Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust, has selected Ernst & Young LLP to serve as independent public accountants for the Fund for the fiscal year ending August 31, 1997, subject to the right of the Fund, by vote of a majority of shares at any meeting called for the purpose, to terminate such employment immediately without penalty. Ernst & Young LLP has advised the Trust that it has no direct or material indirect ownership interest in the Fund.

                 A representative of Ernst & Young LLP is expected to attend the meeting. The representative will be given an opportunity to make a statement and will be expected to respond to any appropriate questions from shareholders.

Required Vote
-------------

                 The affirmative vote of the holders of a majority of the shares voting at the meeting is required to approve the nominated Trustees.

                                  OTHER MATTERS

                 The Board of Trustees does not intend to present for action at the Meeting any business other than the matters described in the Notice of Special Meeting, and at the date of this Proxy Statement is not aware of any other matters that properly may be presented for action at the Meeting. If any other business not described herein should properly be brought before the Meeting, or if any procedural matters requiring a vote of shareholders should arise at the Meeting, the persons named as proxies or their substitutes will vote the shares represented by them in accordance with their best judgment.

                          NEXT MEETING OF SHAREHOLDERS

                 The Trust is not required, and does not intend, to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. The next meeting of shareholders of the Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. A proposal which a shareholder wishes to have included in the Trust's proxy materials for such meeting must be received by the Trust at its principal office within a reasonable time before the release of the Trust's proxy soliciting materials with respect to such meeting, as determined by the Board of Trustees. Any such proposal must comply with the requirements of applicable law and regulations governing both the eligibility of the proponent and the form and substance of the proposal.

                                                                       EXHIBIT A
                                                                       ---------
                               KOREA CAPITAL TRUST

                      ADVISORY AND ADMINISTRATION AGREEMENT

         THIS ADVISORY AND ADMINISTRATION AGREEMENT, dated as of January 3, 1994 is made between KOREA CAPITAL TRUST, a Massachusetts business trust, hereinafter called the "Trust," on behalf of itself and KOREA CAPITAL FUND, a series of the Trust, hereinafter called the "Fund," and DAEHAN SECURITIES, INC., a Colorado Corporation, hereinafter called the "Adviser/Administrator."

         WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940, as amended (the "Act") for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an administrator and to have an adviser perform various advisory, statistical, research, administrative, supervisory and other services for the Fund; and,

         WHEREAS, the Adviser/Administrator is registered as an investment adviser under the Investment Advisers Act of 1940, is engaged in the business of rendering advisory, administrative and supervisory services to investment companies and others, and desires to provide these services to the Trust and the Fund.

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

         1. Employment of the Adviser/Administrator. The Trust hereby employs the Adviser/Administrator to administer its affairs, subject to the direction of the Board of Trustees and the officers of the Trust, and to administer the affairs of the Fund for the period and on the terms hereinafter set forth. The Adviser/Administrator hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser/Administrator shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

         2.    Obligations   of   and   Services   to   be   Provided   by   the
Adviser/Administrator. This Adviser/Administrator undertakes to provide the services hereinafter set forth and to assume the following obligations:

                 A. Without limiting the generality of the foregoing, the Adviser/Administrator will provide office facilities (which may be in the Adviser/Administrator's own offices), statistical and research data, internal executive and administrative services, stationery and office supplies, and clerical support services to the Trust. The Adviser/Administrator also will provide personnel to serve as Trust officers and will bear responsibility for the scheduling and preparation of Trustees meetings. The Adviser/Administrator will be responsible for consulting with the Trust with respect to the selection and review of the performance of the Trust's investment manager (the "Manager") for the Trust and the Fund, as well as consulting with the Manager with respect to the duties of the manager under the Investment Management Agreement between the manager and the trust on behalf of the Fund (the "Investment Management Agreement"). The Adviser/Administrator, subject to the supervision of the Trustees of the Trust, and, where applicable, with the assistance of the Trust's outside auditing and legal personnel, will supervise and coordinate the activities of the Manager as well as all other entities which deal with the Trust or the Fund, including, without limitation, the Trust's custodian, any sub-custodians, transfer agent (and any sub-transfer agents, if appointed), depository, disbursing agent and underwriter or distributor.

                 B. The Adviser/Administrator shall be responsible with the assistance of the Trust's outside auditing and legal personnel, for monitoring legal and regulatory compliance, including, without limitation, preparing and filing all forms and reports with the Securities and Exchange Commission, including registration statements and amendments thereto, proxy materials and marketing materials, preparing and distributing reports to the shareholders of the Fund, including semi-annual and annual reports, and obtaining and maintaining adequate fidelity bond coverage at the Trust's expense.

                 C. The Adviser/Administrator shall provide to the Board of Trustees, on a periodic basis, but not less than quarterly, with a copy to the Manager, a detailed summary of assets, income and expenses of the Trust determined on the accrual basis of accounting for the preceding quarter, other than in connection with the purchase of portfolio securities or the redemption of shares of the Fund. Such summary and supporting schedules shall be in such form as the Trustees or the Manager may request.

                 D. The Adviser/Administrator shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussion regarding the administration and management of the Fund and its investment activities.

                 E. The Adviser/Administrator shall consult with the Manager of the Fund from time to time regarding general investment strategies and specific portfolio purchases on behalf of the Fund. The Adviser/Administrator shall advise a portion of, or in its own discretion, all of the assets of the Fund and shall have primary responsibility in advising that portion of the Fund's assets to be invested in the securities of U.S. issuers.

                 F. The Adviser/Administrator under the direct supervision of the Board of Trustees shall be responsible for review and monitoring the activities of third party service vendors (e.g. custodians, fund accountants, transfer agents and sub-administrators).

         3. Expenses of the Fund. It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Adviser/Administrator herein or by the Manager under the Investment Management Agreement. Expenses payable by the Fund shall include:

                 A. Fees to the Adviser/Administrator and Manager;

                 B. Expenses of all audits by independent public accountants;

                 C. Fees and expenses of transfer agent, registrar, custodian, depository, disbursing agent, sub-administrator and shareholder record keeping services, including the expenses of issue, repurchase or redemption of Fund shares, and any out-of-pocket costs relating to communication between the Fund, the Adviser/Administrator or the Manager and the transfer agent, custodian, or Fund accounting agent;

                 D. Costs attributable to investor services (including without limitation, telephone and personnel expenses);

                 E. Costs and expenses of calculating its net asset value, and all accounting, bookkeeping and record keeping required under the Act;

                 F. Taxes, if any, levied against the Fund;

                 G. Brokerage fees and commissions, if any, in connection with the purchase and sales of securities for the Fund;

                 H. Costs, including the interest expense, of borrowing money;

                 I. Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund's shareholders, the filing of reports with regulatory bodies and the maintenance of the legal existence of the Trust and the Fund;

                 J. Legal fees, including the legal fees related to the registration and continued qualification of the shares of the Fund for sale;

                 K. Trustees' fees and expenses to Trustees who are not directors, officers, employees or stockholders of the Adviser/Administrator, the Manager, the Distributor, or any of their affiliates;

                 L. Costs and expenses of registering and maintaining the registration of the Trust and shares of the Fund under Federal and any applicable state laws, including the printing and mailing of prospectuses to its existing shareholders;

                 M. Trade association dues;

                 N. A pro rata portion of fidelity bond, errors and omission, and trustees and officers liability insurance premiums; and

                 O. Any extraordinary expenses.

         4. Compensation of the Advisor/Administrator. The Fund shall pay a quarterly management fee to the Advisor/Administrator, calculated at an annual rate of 0.30 of 1% of the average daily net assets of the Fund, as compensation for the services rendered and obligations assumed by the Adviser/Administrator, payable in cash, at the request of the Adviser/ Administrator, but not later than the fifteenth day of the month following the end of the quarter for which the fee is due.

                 A. For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner as the Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund's then current Prospectus and Statement of Additional Information.

                 B. The fee for the period from the date of the commencement of this Agreement to the end of the quarter during which such Agreement commenced shall be prorated according to the proportion which such period bears to the full quarterly period, and upon any termination of this Agreement before the end of any quarter, the fee for such part of a quarter shall be prorated according to the proportion which such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. In addition to the reductions set forth in Subparagraph 4C, the Adviser/Administrator may, from time to time, voluntarily reduce or waive any management fee due to it hereunder, provided such waiver or reduction does not jeopardize the ability of the Fund to meet any requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

                 C. If the aggregate annual expenses of the Fund for any fiscal year of the Fund (including fees pursuant to this Agreement and the Fund's Investment Management Agreement, but excluding interest on any borrowings, taxes, brokerage commissions and transaction costs, and any extraordinary expenses, such as litigation) exceed 2.40% of the average net assets of the Fund for such year, the Adviser/Administrator will reduce the fees to be paid to it hereunder to the extent of such excess. The Adviser/Administrator will reimburse excess fees to the Fund along with the Investment Manager in proportion to the amount of fees received by each such party. The obligation of the Adviser/Administrator is limited to the amount of its fees hereunder. Such fee reduction, if any, will be estimated daily, and reconciled and effected, as the case may be, on a monthly basis.

         5. Activities of the Adviser/Administrator. The services of the Adviser/ Administrator to the Fund hereunder are not to be deemed exclusive, and the Adviser/ Administrator and any of its affiliates shall be free to render similar services to others. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10 (a) of the Act, it is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser/Administrator or its affiliates as directors, officers, agents or stockholders of the Adviser/Administrator or its affiliates or otherwise; that the Adviser/Administrator or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the Act.

         6. Liabilities of the Adviser/Administrator.

                 A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser/Administrator, the Adviser/Administrator shall not be subject to liability to the Trust of the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

                 B. Notwithstanding the foregoing, the Adviser/Administrator agrees to reimburse the Trust and the Fund for any and all costs, expenses, and counsel and Trustees fees reasonably incurred by the Trust and the Fund in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holdings of meetings of its shareholders or trustees, the conduct of factual investigations, and any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Trust or the Fund incurs as the result of action or inaction of the Adviser/Administrator or any of its affiliates or any of their officers, directors, employees or stockholders where the action or inaction necessitating such expenditures (I) is directly or indirectly related to any transactions or proposed transaction in the stock or control of the Adviser/Administrator or its affiliates (or litigation related to any pending or proposed or future transaction in such shares or control) which shall have been undertaken on behalf of the Fund or the Trust without the prior express approval of the Trust's Board of Trustees; or, (ii) is within the control of the Adviser/Administrator or any of its affiliates or any of their officers, directors, employees or stockholders on behalf of the Fund or the Trust. So long as this Agreement is in effect, the Adviser/Administrator shall pay to the Trust or the Fund the amount due for expenses subject to this Subparagraph 6B within 30 days after a bill or statement has been received by the Adviser/Administrator therefor. This provision shall not be deemed to be a waiver of any claim the Trust or the Fund may have or may assert against the Adviser/ Administrator or others for costs, expenses or damages heretofore incurred by the Trust or that the Fund may hereafter incur which are not reimbursable to it hereunder.

                 C. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director or officer of the Adviser/Administrator, from liability in violation of Sections 17(h) and (I) of the Act.

         7. Effective Date, Renewal and Termination.
         -------------------------------------------

                 A. This Agreement shall become effective as of the date written above and shall continue in effect for a period of one year after approved by the shareholders of the Trust.

This Agreement is renewable annually thereafter for successive periods not to exceed one (1) year (I) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust), cast in person at a meeting for the purpose of voting on the Agreement.

                 B. This Agreement:

                          (I) may at any time be terminated  without the payment
of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser/Administrator;

                          (ii) shall  immediately  terminate in the event of its
assignment; and

                          (iii) may be terminated  by the  Adviser/Administrator
on 60 days' written notice to the Trust.

                 C. As used in this Paragraph and other Paragraphs of this Agreement the terms "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the Act.

                 D. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed post-paid, to the other party at any office of such party.

         8. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of laws.

         10. Limitation of Liability. The Adviser/Administrator acknowledges that it has received notice of and accepts the limitations of the Trust's liability as set forth in its Agreement and Declaration of Trust. The Adviser/Administrator agrees that the Trust's obligations hereunder shall be limited to the assets of the Fund, and that the Adviser/Administrator shall not seek satisfaction of any such obligation from any shareholders of the Fund or the Trust nor from any such Trustee, officer, employee or agent of the Trust.

         IN WITNESS WHEREOF, each of the parties hereto has caused this instrument to be executed on its behalf as of the day and year first above written.


                                        KOREA CAPITAL TRUST





                                        By:____________________________
                                                   (President)


                                        DAEHAN SECURITIES, INC.


                                        By:____________________________
                                            (Executive Vice President)
                                       A-8